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                                                                   EXHIBIT 4.1


                       [AUTOBYTEL.COM STOCK CERTIFICATE]

        COMMON STOCK                                           COMMON STOCK

                                 autobytel.com

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 05275N 10 6

     This Certifies that




is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                               autobytel.com inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of the corporate seal.

Dated:

                                     [SEAL]
/s/ HOSHI PRINTER                                         /s/ MARK LORIMER

    TREASURER                                                 PRESIDENT


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
       TRANSFER AGENT AND REGISTRAR

By
               AUTHORIZED SIGNATURE



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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                             UNF GIFT MIN ACT -- ___________ Guardian ________________
     TEN ENT -- as tenants by the entireties                                          (Cust)                (Minor)
     JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
                survivorship and not as tenants
                in common                                                            Act__________________________________
                                                                                                  (State)

                                                                 UNIF TRF MIN ACT -- ___________ Custodian (until age ___)
                                                                                       (Cust)

                                                                                     _____________ under Uniform Transfers
                                                                                       (Minor)
                                                                                     to Minors Act________________________
                                                                                                           (State)


     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________



                                           X ___________________________________

                                           X ___________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAMES AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15.